Healthy Extracts Inc.

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SECURITIES PURCHASE AGREEMENT

$154,000 Convertible Promissory Note

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is entered into on May 25, 2022 (the “Effective Date”) by and between Healthy Extracts Inc., a Nevada corporation (the “Company”), and Dan Bishop, an individual (the “Purchaser”). The Company and the Purchaser shall each be referred to as a “Party” and collectively as the “Parties.”

AGREEMENT

1.PURCHASE OF NOTE:  On the Closing Date (as hereinafter defined), subject to the terms and conditions set forth in this Agreement, the Purchaser hereby agrees to purchase, and the Company hereby agrees to sell, a convertible promissory note, the form of which is attached hereto as Exhibit B (the “Note”) in the principal amount of One Hundred Fifty Four Thousand Dollars ($154,000.00) (the “Note Amount”) and convertible into Company common stock (the “Note Shares”) at $0.05 per share. The Note shall have an original issue discount of ten percent (10%), and therefore the total purchase price will be One Hundred Thirty Eight Thousand Six Hundred Dollars ($138,600) (the “Purchase Price”).

The purchase and sale of the Note is part of an offering by the Company to raise One Hundred Thirty Eight Thousand Six Hundred Dollars ($138,600) for general working capital purposes. The offering is exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”).

2.CLOSING AND DELIVERY:

a)Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Note (the “Closing”) shall be held on the Effective Date, or at such other time mutually agreed upon between the constituent Parties (the “Closing Date”). The Closing shall take place at the offices of counsel for the Company set forth in Section 6 hereof, or by the exchange of documents and instruments by mail, courier, email, facsimile and wire transfer to the extent mutually acceptable to the Parties hereto.

b)At the Closing:

(i)the Company and the Purchaser shall execute this Agreement and the Note; and

(ii)the Purchaser shall deliver the Purchase Price to the Company per the wire instructions set forth on the signature page hereof.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER:  The Purchaser hereby represents, warrants and agrees as follows:

a)Purchase for Own Account. Purchaser is acquiring the Note solely for Purchaser’s own account and beneficial interest for investment and not for resale or with a view to distribution of the Note, the Note Shares, or any part thereof, has no present intention of selling

(in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b)Ability to Bear Economic Risk. Purchaser acknowledges that an investment in the Note involves a high degree of risk, and represents that Purchaser is able, without materially impairing Purchaser’s financial condition, to hold the Note and the Note Shares for an indefinite period of time and is financially able to suffer a complete loss of Purchaser’s investment.

c)Access to Information. The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Note. In addition, Purchaser has reviewed the Company’s filings on Edgar with the Securities and Exchange Commission, including specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Quarterly Reports on Form 10-Q for the 3-month period ending March 31, 2022, and has reviewed the information set forth in the Term Sheet attached hereto as Exhibit A. As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto. The Purchaser understands:

(i)The risks involved in this investment, including the speculative nature of the investment;

(ii) The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii)The lack of liquidity and restrictions on transfers of the Note and the Note Shares; and

(iv)The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Note and the merits and risks of an investment therein.

d)Shares Part of Private Placement. The Purchaser has been advised that the Note and the Note Shares have not been registered under the Securities Act, or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Note or Note Shares is to be effected and the Note will be issued by the Company in connection with an exemption set forth in Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act, and under any applicable state blue sky authority. The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Note or the Note Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Purchaser has no such intention. The Company shall timely file any necessary securities filings and the Holder shall timely assist and provide the Company with all information and signatures required to timely file.

e)Purchaser Not Affiliated with Company. The Purchaser, either alone or with the Purchaser’s professional advisers (i) are unaffiliated with, have no equity interest in, and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Note; and (iii) has the capacity to protect the Purchaser’s own interests in connection with the Purchaser’s proposed investment in the Note.

f)Further Limitations on Disposition. Purchaser further acknowledges that the Note and the Note Shares are restricted securities under Rule 144 of the Securities Act, and, therefore, when the Company issues a certificate reflecting the ownership interest in the Note Shares, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Note or the Note Shares unless and until:

(i)There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel (at Purchaser’s expense), reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchaser hereunder as long as the consent of the Company is obtained.

g)Accredited Purchaser Status (Please check one). Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Securities Act because Purchaser either:

(i)has a net worth of at least $1,000,000 (for purposes of this question, Purchaser may include spouse's net worth and may include the fair market value of home furnishings and automobiles, but must exclude from the calculation the value of Purchaser’s primary residence and the related amount of any indebtedness on primary residence up to the fair market value of the primary residence (any indebtedness that exceeds the fair market value of the primary residence must be deducted from net worth calculation)), or

(ii)had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Purchaser’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Agreement, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Agreement, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

h)Purchaser Qualifications.

(i)If the Purchaser is an individual, the Purchaser is over 21 years of age; and if the Purchaser is an unincorporated association, all of its members are of such age.

(ii)If the Purchaser is a corporation, partnership, employee benefit plan or IRA, the Purchaser was either:

(a)not formed for the purpose of investing in the Shares, has or will have other substantial business or investments, and is (please check one):

_____an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

_____an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

_____each of its shareholders, partners, or beneficiaries is an Accredited Purchaser; or

_____the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Purchaser; or

_____a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(b)formed for the specific purpose of investing in the Shares, and is an Accredited Purchaser because each of its shareholders or beneficiaries is an Accredited Purchaser.

(iii)If the Purchaser is a Trust, the Purchaser was either:

(a)not formed for the specific purpose of investing in the Shares, and is an Accredited Purchaser because (please check one):

_____the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

_____the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Securities Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

_____the undersigned trustee certifies that the trust is an Accredited Purchaser because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Purchaser; or

_____the undersigned trustee certifies that the trust is an Accredited Purchaser because all of the beneficial owners of the trust are Accredited Investors

(b)formed for the specific purpose of investing in the Shares, and the undersigned trustee certifies that the trust is an Accredited Purchaser because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Purchaser.

i)Purchaser Authorization. The Purchaser, if not an individual, is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

j)No Backup Withholding. The Social Security Number or taxpayer identification shown in this Agreement is correct, and the Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he/she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he/she is no longer subject to backup withholding.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY COMPANY:  The Company hereby represents, warrants and agrees as follows:

a)Authority of Company. The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

b)Authorization. All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Note. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The issuance of the Note and the Note Shares will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of the Company; provided, however, that the Note and the Note Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

c)Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note and the Note Shares, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

d)Shell Status. The Company is not, and has not in the past been, a “shell” corporation as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 144(i) promulgated under the Securities Act.

e)Piggyback Registration Rights. If the Company, at any time, proposes to conduct an offering of its securities so as to register any of its securities under the Securities Act of 1933 (the “Act”), including under an S-1 Registration Statement or otherwise, the Company will at such time give written notice to the Purchaser of its intention so to do. If the offering being registered includes an underwriter, then subject to the approval of the underwriters, and upon the written request of the Purchaser, given within 10 days after receipt of any such notice, the Company will use its best efforts to cause the Holder’s Note Shares to be included in such registration (with the securities which we are proposing to register).

5.INDEMNIFICATION:  The Purchaser hereby agrees to indemnify and defend the Company and its officers and directors and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a)Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

(b)Any disposition of any Note and the Note Shares contrary to any of the Purchaser’s representations, warranties or agreements herein;

(c)Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Securities Act, or (ii) any disposition of the Note or the Note Shares.

6.MISCELLANEOUS:

a)Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b)Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada. The Parties agree that any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over Clark County, Nevada, United States of America.

c)Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e)Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed email if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Company:Healthy Extracts Inc.

1 Silvermound

Littleton, CO 80127

Attn: Kevin “Duke” Pitts

Email: duke@bergametna.com

with a copy to:Clyde Snow & Sessions, P.C.

201 S. Main Street, 22nd Floor

Salt Lake City, UT  84111

Attn:  Brian A. Lebrecht

Email: bal@clydesnow.com

If to Purchaser:As set forth on the signature page

or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other Party hereto.

f)Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser.

g)Entire Agreement; Successors. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no Party shall be liable or bound to the other Party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. The representations, warranties and agreements contained in this Agreement shall be binding on the Purchaser’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

h)Expenses; Attorneys’ Fees. Each Party shall pay their own expenses in connection with this Agreement. In addition, should either Party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing Party, the prevailing Party shall be entitled to have and recover from the other Party such prevailing Party’s reasonable attorneys’ fees and costs incurred in connection therewith.

i)Currency. All currency is expressed in U.S. dollars.

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IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement as of the date first written above.

“Company”	“Purchaser”

Healthy Extracts Inc.,
a Nevada corporation

/s/ Kevin (Duke) Pitts	/s/ Dan Bishop
By:Kevin (Duke) Pitts	Dan Bishop
Its:Chief Executive Officer

To be completed by each Purchaser:

Email:	SSN or FEIN:

Home Phone:	Work Phone:

Mailing Address:

Exhibit A

Term Sheet

for

Convertible Promissory Note Offering

of

Healthy Extracts Inc.

May 25, 2022

Company:	Healthy Extracts Inc., a Nevada corporation (the “Company”). www.healthyextractsinc.com

Date of Formation:	December 19, 2014

Offering:	•Convertible Promissory Note. •Note to pay interest at the rate of ten percent (10%) per annum; Payments made as set forth in the Note. •10% Original Issue Discount •$138,600 total offering proceeds.

Use of Proceeds:	The proceeds from this offering will be used for general working capital expenses.

Capitalization:

Before the offering:

•The Company is authorized to issue up to 2,500,000,000 shares of common stock and 75,000,000 shares of preferred stock.

•The Board of Directors has the ability to effectuate a reverse split at a ratio between 1-for-20 and 1-for-75, the exact ratio and timing of which will be set by our Board of Directors at a future date no later than December 31, 2022.

•As of the date set forth above, there were 338,091,821 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

•There are warrants outstanding to acquire 14,012,000 shares of our common stock, 6,150,000 of which are exercisable at $0.075, 7,844,000 of which are exercisable at $0.05, and 16,800 of which are exercisable at $62.50 per share.

•There are options outstanding under our Stock Grant and Option Plan to acquire 19,500,000 shares of our common stock at an exercise price of $0.05 per share.

•There are convertible notes outstanding in the aggregate face value of $371,750 and convertible at $0.05 per share for a total of 7,435,000 shares of common stock.

•The total issued and outstanding shares of common stock, on a fully-diluted basis (assuming the conversion of all the notes and the exercise of all the warrants) is 379,038,821 shares.

After the offering:

•Assuming the sale of a $154,000 Convertible Promissory Note, the face value of promissory notes convertible at $0.05 per share will increase to $525,750.

•The total issued and outstanding shares of common stock, on a fully-diluted basis (assuming the conversion of all the notes and the exercise of all the warrants) after the Offering will be 382,118,821 shares.

Subsidiaries:	The Company has two wholly-owned subsidiaries, BergaMet NA, LLC and Ultimate Brain Nutrients, LLC.

Future Capital Needs:

The Company has additional capital needs. The terms upon which the Company will be able to raise additional capital are unknown, and as a result investors will likely suffer future dilution if they convert the Notes into common stock.

Corporate Information:	Healthy Extracts Inc. 1 Silvermound Littleton, CO 80127 Attn: Kevin “Duke” Pitts (cell: (303) 941-4377) Email: duke@bergametna.com / Telephone: (702) 505-0471 www.greycloaktech.com

Form 1-A:	Click Here

Quarterly Report on Form 10-Q for March 31, 2022:	Click Here

Annual Report on Form 10-K for December 31, 2021:	Click Here

OTCQB Company Profile:	Click Here

Exhibit B

Form of Note